&RPHULFD,QFRUSRUDWHG $QQXDO0HHWLQJRI 6KDUHKROGHUV $SULO &RPHULFD%DQN7RZHU 'DOODV7H[DV 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: Drivers of our Success

OUR MISSION

We will achieve balanced growth and profitability by delivering a higher level of banking that nurtures lifelong relationships with unwavering integrity and financial prudence.

OUR CORE VALUES

Customer-centricity
Collaboration
Integrity
Excellence
Agility
Diversity
Involvement

OUR VISION

To become the highest performing, most respected and most desired bank in the markets we serve.

OUR PROMISE

We will raise your expectations of what a bank can be.



Comerica Bank

3

Comerica: 2018 Key Strengths

A LEADING BANK FOR BUSINESS #1 Commercial lender (% of assets)[1] #1 Commercial lender (% of total loans)[1]	>90% of loans are commercial
RELATIONSHIP BANKING STRATEGY Deep expertise in specialty businesses Long tenured employees	52% of deposits are noninterest-bearing
GROWING REVENUE Positioned in faster growing markets & industries	14% net interest income growth
HIGHLY EFFICIENT GEAR Up leveraged technology, increasing capacity to support growth	53.6% efficiency ratio
SUPERIOR CREDIT METRICS Conservative underwriting Diverse portfolio	11bps net charge-offs
STRONG CAPITAL Supports future growth $1.6B capital returned to shareholders	11.14% CET1

Diverse Geography

($ in billons; 4Q18 average)



Michigan $12.4 25%
California $18.3 38%
Loans $48.8
Other Markets $8.2 17%
Texas $9.9 20%
Michigan $20.2 36%
California $17.2 31%
Deposits $55.7
Other[2] $9.4 17%
Texas $8.9 16%

12/31/18 • All metrics shown (on left side) are FYE18 & comparisons to FYE17 • [1]Source: S&P Global Market Intelligence; based on regulatory data for domestic financial holding companies using C&I loans • [2]Consists of Other Markets ($8.3B) & Finance/ Other ($1.1B)

Comerica Bank

4

2018 Financial Accomplishments
24% increase in pre-tax income & 74% increase in earnings per share

Pre-tax Income
($ in millions)



670
1,234
1,535
2016
2017
2018

Earnings Per Share
(Diluted per common share)



$2.68
$4.14
$7.20
2016
2017
2018

GROWING REVENUE

- Revenue increased to an all-time high
- 14% increase in net interest income as interest rates rose & skillfully managed loan & deposit pricing
- Increased customer-driven fee income, such as card, fiduciary & brokerage fees

EXPENSE & CREDIT DISCIPLINE

- Tight expense control aided by GEAR Up initiatives helped drive efficiency ratio to under 54%
- Strong credit quality with net credit-related charge-offs of 11 bps
- Criticized loans declined 31% and represented only 3% of total period-end loans

ACTIVE CAPITAL MANAGEMENT

- Capital Target 9.5% - 10.0% CET1 by FYE19
- $1.6B returned to shareholders[1], a $903MM increase
- Dividend increased 69% to $1.84 per share
- Return on equity (ROE) increased to 15.82%

12/31/18; FY18 compared to FY17 • [1]Through dividends and share repurchase program

Comerica Bank®

5

1Q19 Financial Accomplishments
33% increase in earnings per share (1Q19 vs. 1Q18)

Pre-tax Income
($ in millions)



335
400
424
1Q18
4Q18
1Q19

Earnings Per Share
(Diluted per common share)



$1.59
$1.88
$2.11
1Q18
4Q18
1Q19

GROWING REVENUE

- $1.3B increase in average loans
- Grew revenue 6%, including $57MM increase in net interest income as well as growth in syndication & card fees

EXPENSE & CREDIT DISCIPLINE

- Expense discipline helped drive efficiency ratio to 51%
- Strong credit quality with net charge-offs of 8 bps
- Nonaccrual loans declined to 38 bps of total period-end loans

ACTIVE CAPITAL MANAGEMENT

- Increased dividend paid April 1 to $0.67 per share
- Returned a total of $530MM to shareholders, including dividends & share repurchase of $425MM (5.1MM shares)[1]
- Return on equity (ROE) increased to 18.44%

3/31/19; 1Q19 compared to 1Q18 • [1]Through share repurchase program

Comerica Bank®

6

GEAR Up: Growth in Efficiency And Revenue

Achieved 2018 targets

Expense Benefits	~$200MM ✓
Revenue Benefits	~$ 70MM ✓
Restructuring Expenses	$191MM ✓

Efficiency ratio[1] ≤60% by FYE18



72%
52%
2Q16
4Q18

Driving to a double-digit ROE



16.36%
5.44%
2Q16
4Q18

Pre-tax $ • GEAR Up initiative launched post 2Q16 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares

Comerica Bank
7

Benefit from Rise in Interest Rates

Utilizing interest rate hedges to reduce asset sensitivity

FY18 net interest income growth resulting from rate increases

~$312MM

Loans Predominantly Floating Rate

($ in billions; 1Q19 Period-end)



Fixed Rate 8%
Prime-based 16%
60-Day+ LIBOR 9%
Total $50.3
30-Day LIBOR 67%

Cumulative Impact of Rate Increases[1]



0.25
2.50
3.17
5.07
Beta 84%
0.14
0.78
Beta 28%
3Q15
1Q19
3Q15
1Q19
3Q15
1Q19
Fed Funds
Loan Yields
Deposit Costs

Deposits Primarily Noninterest-bearing

($ in billions; 1Q19 Average)

- Commercial 83% of noninterest-bearing
- Retail 58% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $54.0
Commercial Noninterest-bearing 42%
Commercial Interest-bearing 21%

3/31/19 • [1]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate

Comerica Bank
8

TechVision 2020

Preparing for a new age in banking

Strengthening Our Core

- Platform & app modernization
- Cybersecurity, risk & compliance enhancement
- Talent & culture development

Transforming Our Future

- Embrace emerging technologies
- Continuous Optimization
- APIs[1], data & advanced analytics
- Agile & digital delivery

Examples of Initiatives

- 160+ applications migrated to cloud
- 25+ Bots deployed for high volume tasks
- Digitalizing entire commercial lending process
- Customer Relationship Management platform
- Data Lake platform
- AI/ML-Bot assisted human advice
- Blockchain-enabled computing
- Teller platform replacement
- Real-time commercial payments

- GEAR Up helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Leveraging third parties to keep pace with evolving & emerging technologies
- Focus shifted to increasing capacity, driving revenue growth, reducing costs & improving efficiency

TechVision 2020 Technology Transformation

[1]API: Application Program Interface

Comerica Bank

9

Active Capital Management

Capital Target 9.5% - 10.0% CET1 by FYE19[1]

FY18 returned $1.6B to shareholders

- 14.8MM shares repurchased ($1.3B)[2]
- Increased dividend 69% to $1.84 per share

1Q19 returned $530MM to shareholders

- 5.1MM shares repurchased ($425MM)[2]
- Increased dividend 12% to $0.67 per share

Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
201
52
149
227
58
169
600
100
500
599
99
500
530
105
425
1Q18
2Q18
3Q18
4Q18
1Q19

Strong Capital Generation (CET1)

(In percentage points)



11.98
11.89
11.68
11.14
10.78
1Q18
2Q18
3Q18
4Q18
1Q19³

Dividends Per Share Growth



0.30
0.34
0.60
0.60
0.67
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/19 • [1]Outlook as of 4/23/19 • [2]Shares repurchased under share repurchase program • [3]Estimated

Comerica Bank

10

CMA Stock Price Performance Among Peer Banks

YTD
Appreciation
(12/31/18-4/18/19)



18% 17% 17% 16% 16% 14% 14% 14% 14% 13%
BOKF FITB CFR MTB ZION CMA HBAN RF KEY FHN

Highest 3 Year
Stock Performance
(12/31/18)



64% 49% 47% 39% 23% 18% 18% 17% 15% 12% 8% -9%
CMA ZION CFR RF BOKF MTB STI FITB BBT KEY HBAN FHN

Highest 5 Year
Stock Performance
(12/31/18)



44% 37% 36% 35% 24% 23% 18% 16% 13% 12% 11% 10%
CMA STI ZION RF HBAN MTB CFR BBT FHN FITB BOKF KEY

Highest 10 Year
Stock Performance
(12/31/18)



246% 185% 149% 82% 74% 73% 71% 68% 66% 58% 56% 42%
CMA FITB MTB BOKF CFR KEY STI RF ZION BBT HBAN FHN

Source: S&P Global Market Intelligence; BBT & STI excluded from YTD comparison due to pending merger

Comerica Bank®

11

Commitment to Community, Diversity & Sustainability

$772MM in green loans and commitments

10th consecutive year of listing on FTSE4Good index series

Honored by more than 10 top organizations for sustainability, employer of choice for minorities and innovation

Over $7.8MM donated to charitable organizations via more than 1,500 grants/sponsorships

45% reduction in greenhouse gas emissions[1] and 30% reduction in water consumption[1]

88% of employees are enrolled in the voluntary Masters of Diversity Awareness training

19 Market Segmentation Initiative Teams focused on reaching diverse customers

Nearly 50,400 hours of volunteer time donated to nonprofits by Comerica colleagues

12/31/18 • [1]Preliminary 2018 results versus 2012 baseline; final results will be published in Comerica's 2018 Corporate Responsibility Report

Comerica Bank®

12

Well Positioned for the Future

Provided superior shareholder returns in 2018

A LEADING BANK FOR BUSINESS

RELATIONSHIP BANKING STRATEGY

GROWING REVENUE

HIGHLY EFFICIENT

SUPERIOR CREDIT METRICS

STRONG CAPITAL

Return on Assets[1]

(2018; In percentage points)



1.75 CMA
1.64 MTB
1.54 FITB
1.47 CFR
1.47 BBT
1.43 RF
1.38 FHN
1.35 KEY
1.34 STI
1.33 ZION
1.33 HBAN
1.28 BOKF

Return on Equity[1]

(2018; Average common equity; In percentage points)



15.82 CMA
13.85 CFR
13.72 FITB
12.60 HBAN
12.33 KEY
12.27 MTB
12.05 FHN
11.95 BOKF
11.65 ZION
11.50 STI
11.44 RF
10.95 BBT

[1]Source for peer group data: S&P Global Market Intelligence

Comerica Bank®

13

Comerica Bank®

commitment